UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Strategic Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Strategic Trust
Shareholder Proxy

March 16, 2022
Dear Fellow Shareholders,
The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Strategic Trust (the “Trusts”) will hold a Special Meeting of Shareholders virtually on June 1, 2022, at 9:00 a.m. Pacific Time at https://www.viewproxy.com/schwab/broadridgevsm/. Please read the enclosed material and vote your shares. We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card.
Shareholders of all funds that are series of the Trusts are being asked to elect trustees. The trustees of the Trusts believe this proposal is in the best interests of the shareholders, and we recommend a vote FOR each of the nominees.
No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs – which are paid for by the funds and their shareholders – and also will mean that you can avoid receiving follow-up phone calls or mailings.
Thank you for your attention to this important matter.
Sincerely,

/s/ Walter W. Bettinger II

WALTER W. BETTINGER II
CHAIRMAN

i

IMPORTANT INFORMATION
The following “Questions and Answers” is a summary of important information relating to the special meeting of shareholders and is not intended to be as detailed as discussions included later in the proxy materials. Accordingly, the information in this section is qualified in its entirety by reference to the remaining proxy materials.
What are shareholders voting on?
The Boards of Trustees (the “Board”) are asking you to vote on the election of ten members to the Boards of Trustees of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Strategic Trust (the “Trusts,” and together with Laudus Trust and Schwab Annuity Portfolios, the “Schwab Funds and ETFs”).
Why am I being asked to elect trustees?
The Board is seeking to fill two vacancies on the Board. While the Board may fill vacancies, it may only do so under applicable law, if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint the two additional proposed trustees described herein and meet this requirement, the Board has determined that it is appropriate to hold an election at this time. Separately, the Boards of Trustees of the Schwab Funds and ETFs, which are all advised by Charles Schwab Investment Management, Inc., dba Schwab Asset Management™ are proposing to elect the same trustees. By having this election, we will be able to continue consolidated board oversight of all of the funds in the Schwab Funds and ETFs and manage them more efficiently.
What vote is required to approve the proposal?
Shareholders of all funds within a Trust (the “Funds”) will vote together for the election of the trustees of the Trust. To be elected as a trustee of a Trust, each nominee must receive the affirmative vote of the holders of a plurality of shares cast.
How do I vote?
There are several ways you can vote your shares, including by voting at the meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this proxy statement provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the election of each candidate, as recommended by the Trusts’ Boards, and in their best judgment on other matters.
You may revoke your proxy and change your vote by:
•
signing a proxy card with a later date and returning it before the polls close at the meeting at 9:00 a.m. Pacific Time on June 1, 2022,

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voting by telephone or on the Internet before 9:00 a.m. Pacific Time on June 1, 2022, or

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voting at the meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation.
We are sensitive to the health and travel concerns that our shareholders may have and the protocols that federal, state and local governments have imposed. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and that offering a virtual only meeting will help to support the health and well-being of our shareholders. Therefore, we have chosen to conduct a virtual meeting rather than an in-person meeting. Shareholders of the Funds can register for the meeting at https://www.viewproxy.com/schwab/broadridgevsm/. Once a shareholder registers, the shareholder will receive an email with a link to the meeting and a control number needed to join the meeting. Shareholders will be able to listen to the meeting live, submit questions and vote online.
Does my vote make a difference?
Yes. To take action on the proposal to elect trustees, a quorum (thirty-three and one-third percent (33 1∕3%) of shares present in person or represented by proxy and entitled to vote at the meeting) must be present in person or by proxy. Even if you have very few shares, you help the Funds receive enough votes to act on the proposal by casting your vote as soon as possible. By voting early, you help the Funds avoid the expense of sending additional mailings to try to get shareholders to cast more votes – a process that is costly to the Funds and to shareholders.
Whom do I call if I have questions?
We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting. Please call 1-855-976-3331 Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
THE CHARLES SCHWAB FAMILY OF FUNDS
SCHWAB INVESTMENTS
SCHWAB CAPITAL TRUST
SCHWAB STRATEGIC TRUST
A special meeting of shareholders of all funds in The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Strategic Trust (the “Trusts”) will be held virtually on June 1, 2022 at 9:00 a.m. Pacific Time at
https://www.viewproxy.com/schwab/broadridgevsm/.
The purpose of the meeting will be to conduct the following items of business:
•
Elect ten trustees to serve on the Boards of Trustees of the Trusts, and

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Consider any other business properly coming before the meeting or any adjournment or postponement thereof.

Shareholders who owned shares in any fund in the Trusts as of the close of business on March 7, 2022, are entitled to attend and vote at the meeting and any adjournment or postponement of the meeting. If you do not attend the meeting, you may vote by proxy by completing, signing and returning the enclosed proxy card by mail or by submitting your vote by Internet or telephone. We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Proxies may be revoked prior to the meeting by following the procedures detailed in the proxy materials.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2022
The proxy materials are available online at www.proxyvote.com.
By order of the Boards of Trustees of the Trusts,

/s/ Jonathan de St. Paer

Jonathan de St. Paer
President and Chief Executive Officer
March 16, 2022

PROXY STATEMENT
THE CHARLES SCHWAB FAMILY OF FUNDS
SCHWAB INVESTMENTS
SCHWAB CAPITAL TRUST
SCHWAB STRATEGIC TRUST
The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Strategic Trust (the “Trusts”) are sending these proxy materials to shareholders of each fund in the Trusts (the “Funds”) (the Trusts, together with Laudus Trust and Schwab Annuity Portfolios, are referred to as the “Schwab Funds and ETFs”). The Board is soliciting proxies in connection with the special meeting of shareholders scheduled on June 1, 2022, at 9:00 a.m. Pacific Time. These proxy materials are being mailed to shareholders on or about April 1, 2022.
In light of public health concerns regarding the coronavirus pandemic, the meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person. To participate in the meeting virtually shareholders must register in advance by visiting https://www.viewproxy.com/schwab/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator.
Shareholders whose shares are registered directly with the Funds in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on May 31, 2022, but in any event must be received by the scheduled time for commencement of the meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/schwab/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the meeting.
After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the meeting, and (ii) an email with a password to enter at the event link in order to access the meeting. Shareholders may vote before or during the meeting at www.proxyvote.com. Only shareholders of the Funds present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the meeting. Even if you plan to attend the meeting virtually, you are requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone or via the Internet as described on the enclosed proxy card. You may revoke your proxy at any time prior to its exercise by giving written notice to the

Secretary of the Funds at 211 Main Street, San Francisco, California, 94105, by signing and submitting another proxy of a later date, or by attending the meeting virtually and voting at the meeting.
The Board has fixed the record date as of the close of business on March 7, 2022. If you were a shareholder of one or more of the Funds at the close of business on the record date, you are entitled to notice of, and to vote at, the meeting. If you have any questions about attending the meeting virtually, please call 415-667-0780. A list of the Funds and the number of issued and outstanding shares of the Trusts and the Funds entitled to vote is contained in a chart in Appendix A.

PROPOSAL – ELECTION OF TRUSTEES
Shareholders of all of the Funds in the Trusts are being asked to vote on the election of trustees.
Proposal Summary	Funds Voting on the Proposal
Election of ten trustees to each of the following Trusts, effective October 1, 2022: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Strategic Trust.
Each Fund in The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Strategic Trust will vote together with all other Funds of such Trust on the proposal. A list of the Funds is contained in Appendix A.

Assuming that the proposal for the election of the ten trustees is approved by the Schwab Funds and ETFs, beginning on October 1, 2022, the same board of trustees will oversee all of the Schwab Funds and ETFs. All Schwab Funds and ETFs share the same investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management (“Schwab Asset Management”), and certain other administrative, legal, compliance, marketing and other functions. The Board believes that continued consolidation of board oversight of the Schwab Funds and ETFs, each of which is a mutual fund or exchange-traded fund, is expected to result in the continuation of certain efficiencies and benefits to the Trusts and their shareholders. These benefits include:
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aligning oversight of the Schwab Funds and ETFs,

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streamlining Board communications by avoiding duplication of Board reporting,

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opportunities for enhanced governance by providing comprehensive Board oversight, and

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consistency of Board process and conservation of management and Board resources.

If approved, the following eight trustees, who currently serve on the Schwab Funds and ETFs’ Boards, will continue to serve on the Schwab Funds and ETFs’ Boards: Walter W. Bettinger, II, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore and J. Derek Penn. In addition, if approved, Richard A Wurster, an interested trustee, and Michael J. Beer, an independent trustee will join the Trusts’ Boards effective October 1, 2022. While the Board may fill vacancies, it may only do so under applicable law, if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint the additional proposed trustees and meet this requirement, the Board has determined that it is appropriate to hold an election at this time. Please note that Mr. Patel will retire from the Trusts’ Boards on December 31, 2022, in accordance with the Trusts’ retirement policy for trustees.
Recommendation to Elect Trustees
The Governance Committee recommended all of the nominees for election included in this proxy statement. Mr. Bettinger, Mr. Burns, Mr. Mahoney, Mr. Patel and Ms. Patmore have been previously elected to the Boards. The Boards appointed Ms. Heller, Ms. Moncreiff and Mr. Penn as trustees in 2018, 2019 and 2021, respectively, and this is the first time they are standing for election since their appointment. The independent trustees recommended Ms. Heller, Ms. Moncreiff and Mr. Penn to the Governance Committee for appointment as trustees. The independent trustees recommended Michael J. Beer to the Governance Committee for nomination to the Board. The interested trustees, as defined below, recommended Richard A. Wurster to the Governance Committee for nomination to the Board. Each nominee has consented to serve as a trustee for the Funds if elected and will serve until the earlier of the next election of trustees or until his or her retirement, resignation or removal. The mailing address for each trustee is 211 Main Street, San Francisco, California 94105. Biographical information with respect to each nominee is noted below.
Certain trustees are “interested persons.” A trustee is considered an interested person of a Fund under the Investment Company Act of 1940, as amended (the “1940 Act”), if, among other things, he or she is an officer, director, or an employee of Schwab Asset Management, Charles Schwab & Co., Inc. (“Schwab”) or, with respect to Schwab Strategic Trust, SEI Investments Distribution Co. A trustee also may be considered an interested person of a Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (“CSC”), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used in this proxy statement, the terms “Fund Complex” and “Family of Investment Companies” refers to the Schwab Funds and ETFs.
Name, Year of Birth, and Positions(s) with the Trusts; (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Walter W. Bettinger II(2) 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008-present) and President (Oct. 2008-Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008- Oct. 2021) and Director (May 2008- Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006-present), Charles Schwab Bank, SSB; Director (Nov. 2017-present), Charles Schwab Premier Bank, SSB; Director (July 2019-present), Charles Schwab Trust Bank; Director (May 2008-present) and President and Chief Executive Officer (Aug. 2017-present), Schwab Holdings, Inc.; Director (Oct. 2020-present), TD Ameritrade Holding Corporation; Director (July 2016‑Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008- present), CSC

Name, Year of Birth, and Positions(s) with the Trusts; (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Richard A. Wurster(2) Nominee	President (Oct. 2021-present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021-present), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021) and Senior Vice President – Advisory (May 2016-July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021-present), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016-Apr. 2018) and President (Mar. 2017-Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016-Apr. 2018), Windhaven Investment Management, Inc.	103	None
INDEPENDENT TRUSTEES
Michael J. Beer Nominee	Retired. Director, President and Chief Executive Officer (Dec. 2016-Sept. 2019), Principal Funds (investment management).	103	Principal Funds, Inc. (Dec. 2016- Sept. 2019)
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009-present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management) and President, PIMCO Funds.	103	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014-2016), TIAA Charitable (financial services); Senior Managing Director (2003-2016), TIAA (financial services).	103	None

Name, Year of Birth, and Positions(s) with the Trusts; (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor (2001-present). Formerly, Co-Chief Executive Officer, McKesson Corporation (healthcare services).	103	Director (2004- present), Corcept Therapeutics Incorporated Director (2009-2021), Adamas Pharmaceuticals, Inc. Director (2003-2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008-Sept. 2013), Intuit, Inc. (financial software and services for consumers and small businesses).	103	Director (2008- present), KLA- Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting). Formerly, Chief Financial Officer and Executive Vice President, First Data Corporation (financial services).	103	None

Name, Year of Birth, and Positions(s) with the Trusts; (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006-2018), BNY Mellon (financial services).	103	None

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each Trust’s retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Schwab Funds and ETFs, whichever occurs first.

(2)
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the Schwab Funds and ETFs, and is an employee of Schwab, the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Wurster is an Interested Trustee because he owns stock of CSC, is a director of Schwab Asset Management and is an employee and director of Schwab.

BOARD LEADERSHIP STRUCTURE
The description below is of the Board’s current leadership structure. The Chairman of the Board, Walter W. Bettinger II, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (75 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). The Trust does not have a single lead independent trustee. There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
BOARD OVERSIGHT OF RISK MANAGEMENT
The description below is of the Board’s current oversight of risk management. Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
INDIVIDUAL TRUSTEE NOMINEE QUALIFICATIONS
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of  (i) his or her ability to review and understand information about the Trusts provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trusts, and to exercise their business judgment in a manner that serves the best interests of the Trusts’ shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Beer should serve as trustee of the Trusts because of his experience serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Bettinger should serve as trustee of the Trusts because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; and Laudus Trust since 2010.
The Board has concluded that Mr. Burns should serve as trustee of the Trusts because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of Schwab Strategic Trust since 2009; and The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trusts because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trusts because of the experience he gained serving as trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011 and Schwab Strategic Trust since 2016, as co-chief executive officer McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trusts because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and ETFs since 2019.
The Board has concluded that Mr. Patel should serve as trustee of the Trusts because of the experience he gained serving as trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011 and Schwab Strategic Trust since 2016, as executive vice president, general manager and chief financial officer of Intuit, Inc., his service on other public company boards, and his experience serving as chair of the Schwab Funds’ and ETFs’ Audit, Compliance and Valuation Committee.
The Board has concluded that Ms. Patmore should serve as trustee of the Trusts because of her experience serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trusts because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trusts because of his experience leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.

CORPORATE GOVERNANCE INFORMATION
Board of Trustees and Board Committees
The authorized number of trustees of each Trust is currently nine and each Trust has nine trustees. The Board has authorized an increase in the authorized number of trustees of each Trust to ten, effective October 1, 2022. There are ten nominees for election to the Board of the Trusts at the special meeting, effective October 1, 2022.
Currently, the Trusts have an Audit, Compliance and Valuation Committee, an Investment Oversight Committee and a Governance Committee. Each of these committees is currently composed entirely of  “independent trustees.”
The Audit, Compliance and Valuation Committee reviews the integrity of the Trusts’ financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kiran M. Patel (Chair), Kimberly S. Patmore and J. Derek Penn. The Board has determined that Mr. Patel, Ms. Patmore and Mr. Penn are audit committee financial experts under applicable Securities and Exchange Commission definitions.
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. A copy of the Governance Committee charter is contained in Appendix B to this proxy statement.
The Investment Oversight Committee reviews the investment activities of each Trust and the performance of the Funds’ investment adviser and subadvisers. This committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff  (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney.

The Board, the Audit, Compliance and Valuation Committee, the Investment Oversight Committee and the Governance Committee held the number of meetings during the last fiscal year of the Trusts as set forth in the table below. Each trustee attended all Board and applicable committee meetings of the Trusts during each Trust’s most recent fiscal year (February 28, 2022, for Schwab Investments, Schwab Capital Trust and Schwab Strategic Trust and December 31, 2021, for The Charles Schwab Family of Funds). The Trusts do not hold annual meetings of shareholders and do not have a policy with regard to the attendance of trustees at such meetings.
Trust	Fiscal Year End	Board/Committee	Meetings
Schwab Strategic Trust	2/28/2022	Board	5
		Audit, Compliance and Valuation	4
		Investment Oversight	4
		Governance	5
Schwab Investments	2/28/2022	Board	5
		Audit, Compliance and Valuation	4
		Investment Oversight	4
		Governance	5
Schwab Capital Trust	2/28/2022	Board	5
		Audit, Compliance and Valuation	4
		Investment Oversight	4
		Governance	5
The Charles Schwab Family of Funds	12/31/2021	Board	5
		Audit, Compliance and Valuation	4
		Investment Oversight	5
		Governance	5
Evaluating and Nominating Candidates for Trustee
In the event a vacancy exists on the Board, or a vacancy is anticipated, the Governance Committee of the Board shall consider whether it is in the best interests of the Trusts and their shareholders to nominate a disinterested person or an interested person to fill the vacancy. The Governance Committee may consider candidates recommended by members of the Committee, other independent trustees of the Board, or members of the Board who are interested persons of the Trusts. The Governance Committee also may consider candidates recommended by a search firm engaged by the Committee if the Committee chooses to engage a search firm. If the Governance Committee determines that it is in the best interests of the Trusts and their shareholders to nominate a person who is not an interested person of the Trusts, only those trustees who are not interested persons may select and nominate candidates for that position.

The Governance Committee, when evaluating candidates for trustee, seeks the following, minimum qualifications:
•
the ability to work together with other trustees, with full and open discussion and debate as an effective group,

•
current knowledge and experience in the Trusts’ business or operations, contacts in the industries relevant to the Trusts’ business, or substantial business, financial or industry-related experience commensurate with the size, complexity, and risk profile of the Trusts, and

•
the willingness and ability to devote adequate time to the Trusts’ business.

The Governance Committee also considers the following qualities and skills when making its determination whether a nominee is qualified:
•
relationships that may affect the independence of the trustee or conflicts of interest that may affect the trustee’s ability to discharge his or her duties,

•
diversity of experience and background, including the need for financial, business, academic, public or other expertise on the Board or Board committees, and

•
the fit of the individual’s skills and experience with those of the other trustees and potential trustees in comparison to the needs of the Trusts.

When evaluating a candidate for nomination, the Governance Committee does not assign specific weight to any of these factors nor does the Committee believe that all of the criteria necessarily apply to every candidate. The Governance Committee considers these qualifications and regularly assesses the overall effectiveness of the Boards in maintaining a balance of perspectives important to the Trusts and their shareholders.
The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trusts to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in accordance with the qualifications set forth above.
If you wish to communicate with the Board or with the independent trustees of the Trusts, you may send your communication in writing to the Secretary of the Trusts, 211 Main Street, San Francisco, California 94105. You must include your name and address in the written communication and indicate whether you are a shareholder of the Funds. The Secretary will compile all communications, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate trustee or trustees. The Secretary will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department for resolution. In such cases, the Secretary will retain a copy of such communications for review by any trustee upon his or her request.

Diversity
When identifying trustee nominees, the Governance Committee considers the qualifications and skills represented on the Board. The Board recognizes that a variety of viewpoints is vital to effective decision-making, constructive dialogue, and a healthy boardroom culture. As discussed in the “Evaluating and Nominating Candidates for Trustee” section above, one of the considerations evaluated by the Governance Committee is the diversity of experience and background of trustees. Although the Governance Committee has not adopted a formal definition of diversity in this context, factors generally considered by the Governance Committee include each nominee’s professional experience, education, and expertise on relevant matters to the Trusts, general leadership experience and background. These considerations are broad, are consistent with non-discrimination practices, and aim to combine a diversity of skill sets and experience as well as background, including race, ethnicity and gender, in a complementary manner that is beneficial to the Trusts and their shareholders.
Compensation of Trustees
Interested trustees receive no compensation from the Funds for their service as trustees.
Independent trustees receive compensation for their service, which is broken out proportionally to each Fund based on a combination of the number of Funds and the net assets of the Funds in the Trusts. Each independent trustee currently receives the following compensation on an aggregate basis from the Schwab Funds and ETFs:
•
an annual retainer of  $330,000 (paid quarterly),

•
an annual retainer of  $20,000 (paid quarterly) for each Independent Trustee who serves as Chair of a Board committee,

•
$2,000 for each special Board or committee meeting of less than two hours,

•
$4,000 for each special Board or committee meeting of more than two hours, and

•
$4,000 per day in connection with preparation for and attendance at special appearances as determined by the trustees (the trustees received no compensation in each of the Trusts’ prior fiscal year for special appearances).

Trustees are reimbursed reasonable out-of-pocket expenses for attending Board and committee meetings and special appearances.

The compensation paid to the trustees is shown in the following table. The Trusts do not offer pension or retirement benefits accrued as part of fund expenses, and so there is no column included for pension or retirement benefits in this table.
Name of Independent Trustee	Aggregate Compensation from the Trusts				Total Compensation from the Trusts and the Family of Investment Companies(5)
	The Charles Schwab Family of Funds(1)	Schwab Investments(2)	Schwab Capital Trust(3)	Schwab Strategic Trust(4)
Robert W. Burns	$77,665	$23,426	$92,868	$110,896	$333,064
Nancy F. Heller	$77,256	$23,369	$92,367	$110,595	$331,070
David L. Mahoney	$77,665	$23,536	$92,948	$111,626	$333,064
Jane P. Moncreiff	$81,907	$24,575	$97,466	$116,432	$351,013
Kiran M. Patel	$81,423	$24,641	$97,444	$116,616	$349,019
Kimberly S. Patmore	$77,181	$23,368	$92,440	$110,568	$331,070
J. Derek Penn(6)	$41,400	$10,579	$48,391	$57,187	$191,958

(1)
Fiscal year end reported for Funds in The Charles Schwab Family of Funds is December 31, 2021.

(2)
Fiscal year end reported for Funds in Schwab Investments is February 28, 2022 for Schwab Global Real Estate Fund, October 31, 2021 for Schwab 1000 Index Fund and August 31, 2021 for the remaining series of Schwab Investments.

(3)
Fiscal year end reported for Funds in Schwab Capital Trust is February 28, 2022 for Schwab Fundamental Global Real Estate Index Fund, December 31, 2021 for Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2021 for Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund, Schwab Target 2060 Index Fund and Schwab Target 2065 Index Fund, and October 31, 2021 for the remaining series of Schwab Capital Trust.

(4)
Fiscal year end reported for Funds in Schwab Strategic Trust is February 28, 2022 Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, Schwab Fundamental Emerging Markets Large Company Index ETF and Schwab U.S. REIT ETF, March 31, 2022 for Schwab Ariel ESG ETF, December 31, 2021 for Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF; and August 31, 2021 for the remaining series of Schwab Strategic Trust.

(5)
The total reported in this column is for the calendar year ended December 31, 2021. Because the fiscal year ends reported in the prior columns may be different, the total in this column may be different than the sum of the prior columns.

(6)
Mr. Penn joined the Board effective June 1, 2021.

Deferred Compensation Plan
Independent trustees of Schwab Capital Trust, Schwab Investments and The Charles Schwab Family of Funds may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by a Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Funds that are series of The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Ownership of Fund Securities
The following tables show the dollar range of equity securities beneficially owned by each trustee and trustee nominee in the Funds as of December 31, 2021.
Name of Trustee	Dollar Range of Equity Securities of each Fund in The Charles Schwab Family of Funds
	Schwab Value Advantage Money Fund®	Schwab® Government Money Fund	Schwab® Treasury Obligations Money Fund	Schwab® Retirement Government Money Fund	Schwab® U.S. Treasury Money Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	Over $100,000	None	None	None	None
Richard A. Wurster	None	$1-$10,000	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	Over $100,000	None	None	None	None
Nancy F. Heller	None	None	None	None	None
David L. Mahoney	None	None	None	None	None
Jane P. Moncreiff	None	None	None	None	None
Kiran M. Patel	None	None	None	None	None
Kimberly S. Patmore	None	$50,001-$100,000	None	None	None
J. Derek Penn(1)	None	None	None	None	None
Michael J. Beer	None	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in The Charles Schwab Family of Funds
	Schwab® Variable Share Price Money Fund	Schwab® AMT Tax-Free Money Fund	Schwab® Municipal Money Fund	Schwab® California Municipal Money Fund	Schwab® New York Municipal Money Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None	None
Richard A. Wurster	None	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	$1-$10,000	None	None
Nancy F. Heller	None	None	None	None	$50,001-$100,000
David L. Mahoney	None	None	Over $100,000	None	None
Jane P. Moncreiff	None	None	None	None	None
Kiran M. Patel	None	None	None	None	None
Kimberly S. Patmore	None	None	None	None	None
J. Derek Penn(1)	None	None	None	None	None
Michael J. Beer	None	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Investments
	Schwab® Short-Term Bond Index Fund	Schwab® Treasury Inflation Protected Securities Index Fund	Schwab® U.S. Aggregate Bond Index Fund	Schwab® Tax-Free Bond Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	$1-$10,000	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Investments
	Schwab® California Tax-Tree Bond Fund	Schwab® Opportunistic Municipal Bond Fund(1)	Schwab® Global Real Estate Fund	Schwab 1000 Index® Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	$50,001-$100,000
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(2)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Formerly Schwab® High Yield Municipal Bond Fund.

(2)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Large-Cap Growth Fund	Schwab® Core Equity Fund	Schwab® International Core Equity Fund	Schwab® Dividend Equity Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Small-Cap Equity Fund	Schwab® Health Care Fund	Schwab® S&P 500 Index Fund	Schwab Small-Cap Index Fund®
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	$10,001-$50,000	$10,001-$50,000
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab Total Stock Market Index Fund®	Schwab® U.S. Large-Cap Growth Index Fund	Schwab® U.S. Large-Cap Value Index Fund	Schwab® U.S. Mid-Cap Index Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	$10,001-$50,000	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® International Index Fund	Schwab® International Opportunities Fund(1)	Schwab® Balanced Fund	Schwab MarketTrack All Equity Portfolio™
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	$10,001-$50,000	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(2)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Formerly Laudus International MarketMasters Fund™.

(2)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab MarketTrack Growth Portfolio™	Schwab MarketTrack Balanced Portfolio™	Schwab MarketTrack Conservative Portfolio™	Schwab® Target 2010 Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Target 2015 Fund	Schwab® Target 2020 Fund	Schwab® Target 2025 Fund	Schwab® Target 2030 Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Target 2035 Fund	Schwab® Target 2040 Fund	Schwab® Target 2045 Fund	Schwab® Target 2050 Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Target 2055 Fund	Schwab® Target 2060 Fund	Schwab® Target 2065 Fund	Schwab® Monthly Income Fund – Moderate Payout
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Monthly Income Fund – Enhanced Payout	Schwab® Monthly Income Fund – Maximum Payout	Schwab® Fundamental US Large Company Index Fund	Schwab® Fundamental US Small Company Index Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	$10,001-$50,000	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Fundamental International Large Company Index Fund	Schwab® Fundamental International Small Company Index Fund	Schwab® Fundamental Emerging Markets Large Company Index Fund	Schwab® Fundamental Global Real Estate Index Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	$10,001-$50,000
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Target 2010 Index Fund	Schwab® Target 2015 Index Fund	Schwab® Target 2020 Index Fund	Schwab® Target 2025 Index Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Target 2030 Index Fund	Schwab® Target 2035 Index Fund	Schwab® Target 2040 Index Fund	Schwab® Target 2045 Index Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Capital Trust
	Schwab® Target 2050 Index Fund	Schwab® Target 2055 Index Fund	Schwab® Target 2060 Index Fund	Schwab® Target 2065 Index Fund
INTERESTED TRUSTEES
Walter W. Bettinger II	None	None	None	None
Richard A. Wurster	None	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Strategic Trust
	Schwab® U.S. Broad Market ETF	Schwab 1000 Index® ETF	Schwab® U.S. Large-Cap ETF	Schwab® U.S. Large-Cap Growth ETF
INTERESTED TRUSTEES
Walter W. Bettinger II	Over $100,000	None	Over $100,000	Over $100,000
Richard A. Wurster	None	None	$1-$10,000	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	Over $100,000	None
Nancy F. Heller	$10,001-$50,000	None	$10,001-$50,000	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	$50,001-$100,000	None
Kiran M. Patel	None	None	Over $100,000	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Strategic Trust
	Schwab® U.S. Large-Cap Value ETF	Schwab® U.S. Mid-Cap ETF	Schwab® U.S. Small-Cap ETF	Schwab® U.S. Dividend Equity ETF
INTERESTED TRUSTEES
Walter W. Bettinger II	None	Over $100,000	$10,001-$50,000	Over $100,000
Richard A. Wurster	None	None	$1-$10,000	None
INDEPENDENT TRUSTEES
Robert W. Burns	None	None	Over $100,000	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	None	$10,001-$50,000	None
Kiran M. Patel	None	None	Over $100,000	None
Kimberly S. Patmore	None	$50,001-$100,000	Over $100,000	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Strategic Trust
	Schwab® International Dividend Equity ETF	Schwab® International Equity ETF	Schwab® International Small-Cap Equity ETF	Schwab® Emerging Markets Equity ETF
INTERESTED TRUSTEES
Walter W. Bettinger II	None	Over $100,000	Over $100,000	Over $100,000
Richard A. Wurster	None	$1-$10,000	$1-$10,000	$1-$10,000
INDEPENDENT TRUSTEES
Robert W. Burns	None	Over $100,000	Over $100,000	Over $100,000
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Kiran M. Patel	None	Over $100,000	None	Over $100,000
Kimberly S. Patmore	None	$50,001-$100,000	None	$10,001-$50,000
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Strategic Trust
	Schwab® U.S. REIT ETF	Schwab® 1-5 Year Corporate Bond ETF	Schwab® 5-10 Year Corporate Bond ETF	Schwab® U.S. Aggregate Bond ETF
INTERESTED TRUSTEES
Walter W. Bettinger II	$1-$10,000	None	None	None
Richard A. Wurster	$1-$10,000	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	Over $100,000	None	None	None
Nancy F. Heller	None	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	$1-$10,000	None	None	None
Kiran M. Patel	Over $100,000	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Strategic Trust
	Schwab® U.S. TIPS ETF	Schwab® Short-Term U.S. Treasury ETF	Schwab® Intermediate - Term U.S. Treasury ETF	Schwab® Long-Term U.S. Treasury ETF
INTERESTED TRUSTEES
Walter W. Bettinger II	$10,001-$50,000	None	None	None
Richard A. Wurster	$1-$10,000	None	None	None
INDEPENDENT TRUSTEES
Robert W. Burns	Over $100,000	None	$50,001-$100,000	None
Nancy F. Heller	None	$1-$10,000	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	$10,001-$50,000	None	None	None
Kiran M. Patel	None	None	None	None
Kimberly S. Patmore	None	None	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Strategic Trust
	Schwab® Fundamental U.S. Broad Market Index ETF	Schwab® Fundamental U.S. Large Company Index ETF	Schwab® Fundamental U.S. Small Company Index ETF	Schwab® Fundamental International Large Company Index ETF
INTERESTED TRUSTEES
Walter W. Bettinger II	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Richard A. Wurster	None	$1-$10,000	$1-$10,000	$1-$10,000
INDEPENDENT TRUSTEES
Robert W. Burns	None	Over $100,000	Over $100,000	Over $100,000
Nancy F. Heller	$10,001-$50,000	None	None	None
David L. Mahoney	None	None	None	None
Jane P. Moncreiff	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Kiran M. Patel	Over $100,000	None	Over $100,000	None
Kimberly S. Patmore	None	Over $100,000	None	None
J. Derek Penn(1)	None	None	None	None
Michael J. Beer	None	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Name of Trustee	Dollar Range of Equity Securities of each Fund in Schwab Strategic Trust
	Schwab® Fundamental International Small Company Index ETF	Schwab® Fundamental Emerging Markets Large Company Index ETF	Schwab® Ariel ESG ETF
INTERESTED TRUSTEES
Walter W. Bettinger II	$1-$10,000	$10,001-$50,000	None
Richard A. Wurster	$1-$10,000	Over $100,000	None
INDEPENDENT TRUSTEES
Robert W. Burns	Over $100,000	Over $100,000	None
Nancy F. Heller	None	None	None
David L. Mahoney	None	None	None
Jane P. Moncreiff	$10,001-$50,000	$10,001-$50,000	None
Kiran M. Patel	None	None	None
Kimberly S. Patmore	$10,001-$50,000	None	None
J. Derek Penn(1)	None	None	None
Michael J. Beer	None	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

The following table shows the aggregate dollar range of trustee ownership in the Family of Investment Companies.
Name of Trustee	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
INTERESTED TRUSTEES
Walter W. Bettinger II	Over $100,000
Richard A. Wurster	Over $100,000
INDEPENDENT TRUSTEES
Robert W. Burns	Over $100,000
Nancy F. Heller	Over $100,000
David L. Mahoney	Over $100,000
Jane P. Moncreiff	Over $100,000
Kiran M. Patel	Over $100,000
Kimberly S. Patmore	Over $100,000
J. Derek Penn(1)	None
Michael J. Beer	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Officers of the Trusts
The table below provides information regarding the Trusts’ officers. The mailing address for each of the officers is c/o Schwab Asset Management, 211 Main Street, San Francisco, California 94105.
Name of Officer, Year of Birth, and Positions(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupation(s) During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019-present), President (Oct. 2018-present), Chief Operating Officer (Jan. 2020-present) and Chief Executive Officer (Apr. 2019-Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020-present) and Chief Operating Officer (Jan. 2020-present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019-present), President (Nov. 2018-present) and Trustee (Apr. 2019-Dec. 2020), Schwab Funds and ETFs; Director (Apr. 2019-present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019-present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014-Mar. 2019), and Vice President (Jan. 2009-Dec. 2013), Charles Schwab & Co., Inc.

Name of Officer, Year of Birth, and Positions(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupation(s) During the Past Five Years
Mark Fischer
1970
Treasurer, Chief Financial Officer and
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer, Chief Financial Officer (Jan. 2016-present) and Chief Operating Officer (Dec. 2020-present), Schwab Funds and ETFs; Assistant Treasurer (Dec. 2013-Dec. 2015), The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust; Assistant Treasurer (Nov. 2013-Dec. 2015), Schwab Strategic Trust; Chief Financial Officer (Mar. 2020-present) and Vice President (Oct. 2013-present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011- Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005-Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Dec. 2021), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011-present), Schwab Funds and ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009- Apr. 2011), Financial Engines, Inc. (investment management); Head of Quantitative Equity (July 2004-Jan. 2009), ING Investment Management.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011-present), Schwab Funds and ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008-Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006-Jan. 2008), Loomis, Sayles & Company (investment management).
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds and ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018-Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001-Apr. 2018), ThomasPartners, Inc.

Name of Officer, Year of Birth, and Positions(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupation(s) During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005-present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005- present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab Strategic Trust.

(1)
The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

AUDITOR SELECTION AND FEES
The Audit, Compliance and Valuation Committee of each Trust has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered accounting firm for the Trusts. Deloitte has served in this capacity for the Trusts since June 9, 2020. Deloitte conducts annual audits of each Fund’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns and each Trust’s filings with the SEC, and consults with the Trusts as to matters of accounting and federal and state taxation. Prior to the selection of Deloitte, the Trusts’ independent registered public accounting firm was PricewaterhouseCoopers LLP (Prior Auditor), Three Embarcadero Center, San Francisco, California 94111. On June 8, 2020, the Prior Auditor resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the Funds audited by the Prior Auditor, in each case, for the two most recent fiscal years/periods completed prior to June 8, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For each Fund audited by the Prior Auditor, during the two most recent fiscal years/periods completed prior to June 8, 2020 and the period through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
The Audit, Compliance and Valuation Committee has considered whether the provision by Deloitte of non-audit services to the Funds or of professional services to the Funds’ investment adviser and entities that control, are controlled by or are under common control with the investment adviser is compatible with maintaining Deloitte’s respective independence and has discussed Deloitte’s independence with them. A representative of Deloitte will be available by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.
Audit Fees
The aggregate fees billed by Deloitte for the audit of the Funds’ annual financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:
Trust	Fiscal Year End	Fees
The Charles Schwab Family of Funds	12/31/21	$343,000
	12/31/20	$343,000
Schwab Investments	2/28/22	$264,750(1)
	2/28/21	$259,000(2)
Schwab Capital Trust	2/28/22	$1,182,950(3)
	2/28/21	$1,203,450(4)
Schwab Strategic Trust	3/31/22	$468,400(5)
	2/28/21	$450,900(6)

(1)
Includes audit fees for the October 31, 2021 fiscal year end of the Schwab 1000 Index Fund and August 31, 2021 fiscal year end for the remaining series of Schwab Investments.

(2)
Includes audit fees for the October 31, 2020 fiscal year end of the Schwab 1000 Index Fund and August 31, 2020 fiscal year end for the remaining series of Schwab Investments.

(3)
Includes audit fees for the December 31, 2021 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2021 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund, Schwab Target 2060 Index Fund and Schwab Target 2065 Index Fund, and October 31, 2021 fiscal year end for the remaining series of Schwab Capital Trust.

(4)
Includes audit fees for the December 31, 2020 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2020 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund and Schwab Target 2060 Index Fund, and October 31, 2020 fiscal year end for the remaining series of Schwab Capital Trust.

(5)
Includes audit fees for the February 28, 2022 fiscal year end of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, Schwab Fundamental Emerging Markets Large Company Index ETF and Schwab U.S. REIT ETF, December 31, 2021 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2021 fiscal year end for the remaining series of Schwab Strategic Trust.

(6)
Includes audit fees for the December 31, 2020 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and

August 31, 2020 fiscal year end of Schwab 1000 Index ETF, Schwab Emerging Markets Equity ETF, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab U.S. Broad Market ETF, Schwab U.S. Dividend Equity ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF.
Audit-Related Fees
“Audit-Related” fees include review of tax provisions as part of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above. The aggregate fees billed by Deloitte for such services were:
Trust	Fiscal Year End	Fees
The Charles Schwab Family of Funds	12/31/21	$0
	12/31/20	$0
Schwab Investments	2/28/22	$0(1)
	2/28/21	$0(2)
Schwab Capital Trust	2/28/22	$96,000(3)
	2/28/21	$90,000(4)
Schwab Strategic Trust	3/31/22	$0(5)
	2/28/21	$0(6)

(1)
Includes audit-related fees for the October 31, 2021 fiscal year end of the Schwab 1000 Index Fund and August 31, 2021 fiscal year end for the remaining series of Schwab Investments.

(2)
Includes audit-related fees for the October 31, 2020 fiscal year end of the Schwab 1000 Index Fund and August 31, 2020 fiscal year end for the remaining series of Schwab Investments.

(3)
Includes audit-related fees for the December 31, 2021 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2021 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund, Schwab Target 2060 Index Fund and Schwab Target 2065 Index Fund, and October 31, 2021 fiscal year end for the remaining series of Schwab Capital Trust.

(4)
Includes audit-related fees for the December 31, 2020 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2020 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund and Schwab Target 2060 Index Fund, and October 31, 2020 fiscal year end for the remaining series of Schwab Capital Trust.

(5)
Includes audit-related fees for the February 28, 2022 fiscal year end of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, Schwab Fundamental Emerging Markets Large Company Index ETF and Schwab U.S. REIT ETF, December 31, 2021 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2021 fiscal year end for the remaining series of Schwab Strategic Trust.

(6)
Includes audit-related fees for the December 31, 2020 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2020 fiscal year end of Schwab 1000 Index ETF, Schwab Emerging Markets Equity ETF, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab U.S. Broad Market ETF, Schwab U.S. Dividend Equity ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF.

Tax Fees
“Tax” fees include tax compliance, tax advice and tax planning. The aggregate fees billed by Deloitte for such services were:
Trust	Fiscal Year End	Fees(1)
The Charles Schwab Family of Funds	12/31/21	$31,000
	12/31/20	$31,000
Schwab Investments	2/28/22	$24,800(2)
	2/28/21	$24,800(3)
Schwab Capital Trust	2/28/22	$161,200(4)
	2/28/21	$158,100(5)
Schwab Strategic Trust	3/31/22	$83,700(6)
	2/28/21	$77,500(7)

(1)
While the fees for preparation and review of tax returns shown above were performed on behalf of the Funds, those fees were not an expense of the Funds because they were paid for by Schwab.

(2)
Includes tax fees for the October 31, 2021 fiscal year end of the Schwab 1000 Index Fund and August 31, 2021 fiscal year end for the remaining series of Schwab Investments.

(3)
Includes tax fees for the October 31, 2020 fiscal year end of the Schwab 1000 Index Fund and August 31, 2020 fiscal year end for the remaining series of Schwab Investments.

(4)
Includes tax fees for the December 31, 2021 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2021 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund, Schwab Target 2060 Index Fund and Schwab Target 2065 Index Fund, and October 31, 2021 fiscal year end for the remaining series of Schwab Capital Trust.

(5)
Includes tax fees for the December 31, 2020 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2020 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund and Schwab Target 2060 Index Fund, and October 31, 2020 fiscal year end for the remaining series of Schwab Capital Trust.

(6)
Includes tax fees for the February 28, 2022 fiscal year end of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, Schwab Fundamental Emerging Markets Large Company Index ETF and Schwab U.S. REIT ETF, December 31, 2021 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab

Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2021 fiscal year end for the remaining series of Schwab Strategic Trust.
(7)
Includes tax fees for the December 31, 2020 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2020 fiscal year end of Schwab 1000 Index ETF, Schwab Emerging Markets Equity ETF, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab U.S. Broad Market ETF, Schwab U.S. Dividend Equity ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF.

All Other Fees
“All Other” fees include attestation in connection with Section 15(c) board reporting under the 1940 Act for all Trusts and represent fees not included in “audit fees,” “audit-related fees,” and “tax fees.” There are fees billed in the table below for other services by Deloitte to Schwab Asset Management, CSC, Schwab or other entities under CSC’s common control. The aggregate fees billed by Deloitte for such services were:
Trust	Fiscal Year End	Fees
The Charles Schwab Family of Funds	12/31/21	$0
	12/31/20	$0
Schwab Investments	2/28/22	$0(1)
	2/28/21	$0(2)
Schwab Capital Trust	2/28/22	$0(3)
	2/28/21	$0(4)
Schwab Strategic Trust	3/31/22	$0(5)
	2/28/21	$0(6)

(1)
Includes all other fees for the October 31, 2021 fiscal year end of the Schwab 1000 Index Fund and August 31, 2021 fiscal year end for the remaining series of Schwab Investments.

(2)
Includes all other fees for the October 31, 2020 fiscal year end of the Schwab 1000 Index Fund and August 31, 2020 fiscal year end for the remaining series of Schwab Investments.

(3)
Includes all other fees for the December 31, 2021 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2021 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund, Schwab Target 2060 Index Fund and Schwab Target 2065 Index Fund, and October 31, 2021 fiscal year end for the remaining series of Schwab Capital Trust.

(4)
Includes all other fees for the December 31, 2020 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2020 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund and Schwab Target 2060 Index Fund, and October 31, 2020 fiscal year end for the remaining series of Schwab Capital Trust.

(5)
Includes all other fees for the February 28, 2022 fiscal year end of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, Schwab Fundamental Emerging Markets Large Company Index ETF and Schwab U.S. REIT ETF, December 31, 2021 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2021 fiscal year end for the remaining series of Schwab Strategic Trust.

(6)
Includes all other fees for the December 31, 2020 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2020 fiscal year end of Schwab 1000 Index ETF, Schwab Emerging Markets Equity ETF, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab U.S. Broad Market ETF, Schwab U.S. Dividend Equity ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF.

Pre-Approval Policies and Procedures
The Trusts do not have pre-approval policies and procedures as described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.
Non-Audit Services
Deloitte did not provide any non-audit services to the Trusts except for those included in the tables above under “audit-related fees”, “tax fees” and “all other fees”. There are fees billed in the table below for non-audit services by Deloitte to Schwab Asset Management, CSC, Schwab, or other entities under CSC’s common control. The aggregate fees billed by Deloitte for such services were:
Trust	Fiscal Year End	Fees
The Charles Schwab Family of Funds	12/31/21	$3,088,431
	12/31/20	$3,577,864
Schwab Investments	2/28/22	$2,523,317(1)
	2/28/21	$4,326,956(2)
Schwab Capital Trust	2/28/22	$2,523,317(3)
	2/28/21	$4,326,956(4)
Schwab Strategic Trust	2/28/22	$2,523,317(5)
	2/28/21	$4,326,956(6)

(1)
Includes all other fees for the October 31, 2021 fiscal year end of the Schwab 1000 Index Fund and August 31, 2021 fiscal year end for the remaining series of Schwab Investments.

(2)
Includes all other fees for the October 31, 2020 fiscal year end of the Schwab 1000 Index Fund and August 31, 2020 fiscal year end for the remaining series of Schwab Investments.

(3)
Includes all other fees for the December 31, 2021 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2021 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund, Schwab Target 2060 Index Fund and Schwab Target 2065 Index Fund, and October 31, 2021 fiscal year end for the remaining series of Schwab Capital Trust.

(4)
Includes all other fees for the December 31, 2020 fiscal year end of the Schwab Monthly Income Fund – Moderate Payout, Schwab Monthly Income Fund – Enhanced Payout and Schwab Monthly Income Fund – Maximum Payout, March 31, 2020 fiscal year end of the Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund, Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund, Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund, Schwab Target 2055 Index Fund and Schwab Target 2060 Index Fund, and October 31, 2020 fiscal year end for the remaining series of Schwab Capital Trust.

(5)
Includes all other fees for the December 31, 2021 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2021 fiscal year end of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab International Dividend Equity ETF, Schwab Emerging Markets ETF, Schwab U.S. Broad Market ETF, Schwab 1000 Index ETF, Schwab U.S. Dividend Equity ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF.

(6)
Includes all other fees for the December 31, 2020 fiscal year end of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF, Schwab U.S. Aggregate Bond ETF, Schwab 1-5 Year Corporate Bond ETF, Schwab 5-10 Year Corporate Bond ETF and Schwab Long-Term U.S. Treasury ETF and August 31, 2020 fiscal year end of Schwab 1000 Index ETF, Schwab Emerging Markets Equity ETF, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab U.S. Broad Market ETF, Schwab U.S. Dividend Equity ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF.

INFORMATION ABOUT THE PROXY AND SPECIAL MEETING
Quorum Requirement
To take action on the proposal to elect trustees, a quorum (thirty-three and one-third percent (33 1∕3%) of shares present in person or represented by proxy and entitled to vote at the meeting) must be present in person or by proxy.
If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments or postponements of such meeting to permit further solicitation of proxies. Any adjournment(s) or postponement(s) of a meeting with respect to the Trusts will require the affirmative vote of a majority of those shares of the Funds of the Trusts present at the meeting in person or by proxy, whether or not a quorum is present. The meeting may be held as adjourned or postponed within a reasonable time after the date set for the original meeting without further notice for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Investments. The meeting may be held as adjourned within ninety (90) days after the date set for the original meeting without further notice for Schwab Strategic Trust.
Votes Required to Elect Trustees
Shareholders of all Funds within a Trust will vote together for the election of the trustees of the Trust (a list of the Funds of each Trust is included in Appendix A). To be elected as a trustee of a Trust, each nominee must receive the affirmative vote of the holders of a plurality of shares cast.
Voting Rights
As a shareholder, you are entitled to one vote for each full share of a Fund outstanding as of the close of business on the record date and a proportionate fractional vote for each fractional share held.
Revoking a Proxy
You may revoke your proxy and change your vote by:
•
signing a proxy card with a later date and returning it before the polls close at the meeting at 9:00 a.m. Pacific Time on June 1, 2022,

•
voting by telephone or on the Internet before 9:00 a.m. Pacific Time on June 1, 2022, or

•
voting at the meeting.

Signing a Proxy Without Specifying Voting Instructions
If you sign the proxy without giving instructions how to vote, your proxy will be voted:
•
for the election of each of the ten nominees as trustees, and

•
according to the best judgment of the persons named as proxies for any other matters coming before the meeting.

Unvoted Shares
Abstentions will be counted in determining a quorum for the transaction of business at the special meeting. For purposes of the proposal scheduled to be presented at the special meeting, abstentions will not be counted as votes cast and, accordingly, will not have an effect on this proposal.
Brokerage firms generally have authority to vote clients’ unvoted shares on some “routine” matters. When a brokerage firm votes its clients’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. The proposal to elect trustees of the Trusts is considered a routine matter.
A broker “non-vote” on a proposal results from a proxy submitted by a broker that does not indicate a vote for the proposal because the broker’s customer did not send the broker instructions on how to vote on the proposal and the broker does not have discretionary voting authority on the particular matter. Broker non-votes will have no effect on the Proposal.
If you have an investment adviser, your investment adviser may be able to vote your shares depending on the terms of your agreement with your investment adviser.
Vote of Shares by other Schwab Funds
Shares of a Fund may be held by other investment companies advised by Schwab Asset Management. In the event that these investment companies are entitled to vote on the proposal, these investment companies will vote any shares of a Fund in proportion to the votes of all other shareholders in such Fund.
Other Business
We know of no business other than the proposal contained in this proxy statement to be considered at the meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then the persons named as proxies will vote your shares on those matters according to their best judgment.
Proxy Solicitation
Each Fund has retained Broadridge, at an estimated total cost to the Trusts of  $16,300,000 to assist in the solicitation of proxies. Each Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with solicitation costs based on the net assets of the Fund. However, Schwab Asset Management has voluntarily agreed to pay proxy costs for each Fund to the extent they exceed 0.00045% of average daily net assets for the Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, and Schwab U.S. Mid-Cap ETF and 0.0045% of average daily net assets for all other Funds.
As described in the Funds’ prospectuses, Schwab Asset Management is entitled to receive a fee from the Funds for its advisory and administrative services to the Funds, expressed as a percentage of each Fund’s average daily net assets. Schwab Asset Management and/or

Schwab have agreed to waive fees and/or reimburse expenses of certain Funds through a specified period of time when the net operating expenses of these Funds reach a certain percentage of the Fund’s daily net assets. For purposes of the fee waiver and/or reimbursement, net operating expenses do not include, among other things, non-routine expenses. Schwab Asset Management is responsible for substantially all expenses of certain of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding, among other things, extraordinary or non-routine expenses. As non-routine expenses, expenses related to this proxy solicitation and the preparation and distribution of the proxy statement will be excluded from the calculations of each Fund’s total operating expenses for purposes of Schwab Asset Management’s and its affiliates’ fee waiver and/or reimbursement obligations.
In addition to the solicitation of proxies by mail, officers of the Trusts and officers and employees of Schwab Asset Management and Schwab also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.
Shareholder Proposals
The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must submit the proposal to the Fund within a reasonable period of time prior to that meeting. Proposals not received within a reasonable time before the proxy materials are printed and mailed will be considered untimely. None of the Funds currently plan to hold a meeting of shareholders in 2022.
Reports to Shareholders
Each Fund will furnish, without charge, copies of such Fund’s most recent annual and, if applicable, semi-annual reports to shareholders to any shareholder upon request. Each Fund’s annual and, if applicable, semi-annual reports to shareholders may be obtained from the applicable Trust by calling the Funds at (800) 345-2550, by the Internet: https://www.schwabassetmanagement.com/schwabfunds_prospectus, or by writing to the Funds at 211 Main Street, San Francisco, California 94105.
INFORMATION REGARDING THE SCHWAB FUNDS
Investment Adviser and Administrator
Schwab Asset Management, 211 Main Street, San Francisco, California 94105 serves as the investment adviser and administrator to all of the Trusts’ Funds. Schwab Asset Management is a wholly-owned subsidiary of CSC.
Investment Subadvisers
The Schwab International Opportunities Fund employs investment subadvisers, which are American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111;

Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland; Harris Associates L.P., 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60602; and Mondrian Investment Partners Limited, Fifth Floor, 10 Gresham St., London, United Kingdom, EC2V 7JD. The Schwab Ariel ESG ETF employs Ariel Investments, LLC (Ariel), 200 East Randolph Street, Suite 2900, Chicago, IL 60601, as subadviser.
Custodians
Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, 02110 serves as custodian for the following Funds:
Schwab Large-Cap Growth Fund	Schwab Target 2030 Fund
Schwab Dividend Equity Fund	Schwab Target 2035 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2040 Fund
Schwab Health Care Fund	Schwab Target 2045 Fund
Schwab S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2060 Fund
Schwab International Index Fund	Schwab Target 2065 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2010 Index Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2015 Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2020 Index Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2025 Index Fund
Schwab Global Real Estate Fund	Schwab Target 2030 Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2035 Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2040 Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2045 Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Target 2065 Index Fund
Schwab Target 2025 Fund

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the following Funds:
Schwab AMT Tax-Free Money Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab California Municipal Money Fund	Schwab Emerging Markets Equity ETF
Schwab Government Money Fund	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab Variable Share Price Money Fund	Schwab Fundamental International Large Company Index ETF
Schwab Municipal Money Fund	Schwab Fundamental International Small Company Index ETF
Schwab New York Municipal Money Fund	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Treasury Money Fund	Schwab Fundamental U.S. Large Company Index ETF
Schwab Value Advantage Money Fund	Schwab Fundamental U.S. Small Company Index ETF
Schwab Retirement Government Money Fund	Schwab Intermediate-Term U.S. Treasury ETF
Schwab Treasury Obligations Money Fund	Schwab International Equity ETF
Schwab 1000 Index Fund	Schwab International Small-Cap Equity ETF
Schwab Short-Term Bond Index Fund	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond Index Fund	Schwab U.S. Aggregate Bond Fund
Schwab California Tax-Free Bond Fund	Schwab U.S. Broad Market ETF
Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Dividend Equity ETF
Schwab Tax-Free Bond Fund	Schwab U.S. Large-Cap ETF
Schwab Opportunistic Municipal Bond Fund	Schwab U.S. Large-Cap Growth ETF
Schwab Core Equity Fund	Schwab U.S. Large-Cap Value ETF
Schwab International Opportunities Fund	Schwab U.S. Mid-Cap ETF
Schwab Balanced Fund	Schwab U.S. REIT ETF
Schwab Fundamental US Large Company Index Fund	Schwab U.S. Small-Cap ETF
Schwab International Core Equity Fund	Schwab U.S. TIPS ETF
Schwab Fundamental US Small Company Index Fund	Schwab 1000 Index ETF
Schwab U.S. Large-Cap Value Index Fund	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Large-Cap Growth Index Fund	Schwab 5-10 Year Corporate Bond ETF
Schwab U.S. Mid-Cap Index Fund	Schwab Long-Term U.S. Treasury ETF
Schwab Monthly Income Fund – Moderate Payout	Schwab International Dividend Equity ETF
Schwab Monthly Income Fund – Maximum Payout	Schwab Ariel ESG ETF

Distributor
Schwab serves as distributor for each of the Funds that are series of The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust.
SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as distributor for each of the Funds that are series of Schwab Strategic Trust.
Beneficial Ownership
Each of the trustees and executive officers of the Funds, and collectively as a group, own less than 1% of each class of shares of each of the Funds as of March 7, 2022.
To the knowledge of each Trust, persons with record and/or beneficial ownership of more than 5% of any class of shares of a Fund as of March 7, 2022, are included in Appendix C.

APPENDIX A
Funds and Outstanding Shares as of March 7, 2022
The Charles Schwab Family of Funds
Fund and Class	Outstanding Shares(1)
Schwab California Municipal Money Fund – Investor Shares	2,153,878,479.351
Schwab California Municipal Money Fund – Ultra Shares	762,339,117.839
Schwab Municipal Money Fund – Investor Shares	1,530,681,917.982
Schwab Municipal Money Fund – Ultra Shares	6,407,345,710.252
Schwab New York Municipal Money Fund – Investor Shares	443,645,018.665
Schwab New York Municipal Money Fund – Ultra Shares	116,844,286.920
Schwab AMT Tax-Free Money Fund – Investor Shares	632,255,780.348
Schwab AMT Tax-Free Money Fund – Ultra Shares	153,899,634.880
Schwab Variable Share Price Money Fund – Ultra Shares	2,379,640,545.532
Schwab Value Advantage Money Fund – Investor Shares	41,028,680,027.239
Schwab Value Advantage Money Fund – Ultra Shares	31,084,764,276.541
Schwab Government Money Fund – Investor Shares	6,558,346,010.720
Schwab Government Money Fund – Sweep Shares	24,268,123,600.320
Schwab Government Money Fund – Ultra Shares	4,812,365,026.580
Schwab U.S. Treasury Money Fund – Investor Shares	7,673,918,404.861
Schwab U.S. Treasury Money Fund – Ultra Shares	4,036,905,996.660
Schwab Retirement Government Money Fund	1,603,497,986.364
Schwab Treasury Obligations Money Fund – Investor Shares	5,451,128,535.163
Schwab Treasury Obligations Money Fund – Ultra Shares	2,410,056,315.323
Total for The Charles Schwab Family of Funds	143,508,316,671.540

(1)
The number of outstanding shares represents the number of votes to which each Fund is entitled.

Schwab Investments
Fund and Class	Outstanding Shares(1)
Schwab California Tax-Free Bond Fund	39,158,805.023
Schwab Tax-Free Bond Fund	61,696,921.968
Schwab Short-Term Bond Index Fund	211,898,622.923
Schwab U.S. Aggregate Bond Index Fund	523,299,423.980
Schwab Treasury Inflation Protected Securities Index Fund	241,042,868.620
Schwab Opportunistic Municipal Bond Fund	6,445,718.903
Schwab Global Real Estate Fund	47,413,661.598
Schwab 1000 Index Fund	140,725,405.674
Total for Schwab Investments	1,271,681,428.689

(1)
The number of outstanding shares represents the number of votes to which each Fund is entitled.

Schwab Capital Trust
Fund and Class	Outstanding Shares(1)
Schwab International Core Equity Fund	64,150,851.341
Schwab Core Equity Fund	69,492,433.710
Schwab Health Care Fund	32,341,179.184
Schwab Small-Cap Equity Fund	30,897,409.437
Schwab Dividend Equity Fund	42,392,287.286
Schwab Large-Cap Growth Fund	10,758,872.886
Schwab MarketTrack Balanced Portfolio	31,619,432.421
Schwab MarketTrack Conservative Portfolio	18,304,396.720
Schwab MarketTrack Growth Portfolio	36,484,852.118
Schwab MarketTrack All Equity Portfolio	37,127,828.320
Schwab Balanced Fund	44,234,489.859
Schwab Target 2010 Fund	4,143,745.933
Schwab Target 2015 Fund	6,118,418.923
Schwab Target 2020 Fund	33,771,445.160
Schwab Target 2025 Fund	39,909,563.654
Schwab Target 2030 Fund	65,260,284.127
Schwab Target 2035 Fund	34,125,263.748
Schwab Target 2040 Fund	64,141,609.520
Schwab Target 2045 Fund	14,999,596.534
Schwab Target 2050 Fund	14,486,514.055

Fund and Class	Outstanding Shares(1)
Schwab Target 2055 Fund	9,286,911.647
Schwab Target 2060 Fund	2,859,831.080
Schwab Target 2065 Fund	559,238.723
Schwab Target 2010 Index Fund	4,485,951.823
Schwab Target 2015 Index Fund	6,031,634.433
Schwab Target 2020 Index Fund	22,174,135.745
Schwab Target 2025 Index Fund	37,205,823.959
Schwab Target 2030 Index Fund	53,929,161.654
Schwab Target 2035 Index Fund	31,718,663.508
Schwab Target 2040 Index Fund	39,256,644.635
Schwab Target 2045 Index Fund	22,167,975.625
Schwab Target 2050 Index Fund	26,848,944.783
Schwab Target 2055 Index Fund	16,485,232.302
Schwab Target 2060 Index Fund	20,200,866.818
Schwab Target 2065 Index Fund	2,592,457.853
Schwab Monthly Income Fund – Moderate Payout	4,358,104.694
Schwab Monthly Income Fund – Enhanced Payout	7,828,768.061
Schwab Monthly Income Fund – Maximum Payout	9,946,980.257
Schwab International Opportunities Fund	60,836,440.942
Schwab S&P 500 Index Fund	993,806,139.860
Schwab Small-Cap Index Fund	184,777,140.442
Schwab Total Stock Market Index Fund	234,652,907.411
Schwab International Index Fund	387,287,044.411
Schwab U.S. Large-Cap Value Index Fund	11,809,191.323
Schwab U.S. Large-Cap Growth Index Fund	10,938,808.124
Schwab U.S. Mid-Cap Index Fund	15,733,361.922
Schwab Fundamental US Large Company Index Fund	314,677,547.150
Schwab Fundamental US Small Company Index Fund	109,387,811.869
Schwab Fundamental International Large Company Index Fund	147,165,253.505
Schwab Fundamental Emerging Markets Large Company Index Fund	70,389,753.315
Schwab Fundamental International Small Company Index Fund	47,985,953.435
Schwab Fundamental Global Real Estate Index Fund	11,694,747.669
Total for Schwab Capital Trust	3,613,839,903.914

(1)
The number of outstanding shares represents the number of votes to which each Fund is entitled.

Schwab Strategic Trust
Fund and Class	Outstanding Shares(1)
Schwab Emerging Markets Equity ETF	319,000,000
Schwab Fundamental Emerging Markets Large Company Index ETF	160,000,000
Schwab Fundamental International Large Company Index ETF	228,900,000
Schwab Fundamental International Small Company Index ETF	75,200,000
Schwab Fundamental U.S. Broad Market Index ETF	7,550,000
Schwab Fundamental U.S. Large Company Index ETF	173,750,000
Schwab Fundamental U.S. Small Company Index ETF	92,000,000
Schwab Intermediate-Term U.S. Treasury ETF	69,650,000
Schwab International Equity ETF	771,100,000
Schwab International Small-Cap Equity ETF	96,100,000
Schwab Short-Term U.S. Treasury ETF	165,700,000
Schwab U.S. Aggregate Bond ETF	162,300,000
Schwab U.S. Broad Market ETF	214,100,000
Schwab U.S. Dividend Equity ETF	445,950,000
Schwab U.S. Large-Cap ETF	314,800,000
Schwab U.S. Large-Cap Growth ETF	109,150,000
Schwab U.S. Large-Cap Value ETF	145,450,000
Schwab U.S. Mid-Cap ETF	130,800,000
Schwab U.S. REIT ETF	143,100,000
Schwab U.S. Small-Cap ETF	170,950,000
Schwab U.S. TIPS ETF	336,350,000
Schwab 1000 Index ETF	52,500,000
Schwab International Dividend Equity ETF	11,000,000
Schwab Ariel ESG ETF	425,000
Schwab 1-5 Year Corporate Bond ETF	8,550,000
Schwab 5-10 Year Corporate Bond ETF	7,550,000
Schwab Long-Term U.S. Treasury ETF	1,650,000
Total for Schwab Strategic Trust	4,413,575,000

(1)
The number of outstanding shares represents the number of votes to which each Fund is entitled.

APPENDIX B
GOVERNANCE COMMITTEE CHARTER
THE CHARLES SCHWAB FAMILY OF FUNDS,
SCHWAB INVESTMENTS,
SCHWAB CAPITAL TRUST,
SCHWAB ANNUITY PORTFOLIOS,
LAUDUS TRUST
AND SCHWAB STRATEGIC TRUST
As of June 4, 20191
PURPOSE
The Governance Committee (the “Committee”) of the Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, each a Massachusetts business trust, and Schwab Strategic Trust, a Delaware statutory trust (the “Trusts”), assists the Board in fulfilling its oversight responsibilities by reviewing governance-related matters and recommending candidates to serve as trustees.
COMPOSITION AND MEMBERSHIP
The Committee shall be composed of at least three members of the Board. Members of the Committee shall not be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”). The Committee shall appoint one of its members to serve as its Chairman. The Chairman will preside at each meeting of the Committee, participate in formulating agendas for those meetings, and coordinate with fund management to serve as a liaison between the Committee and fund management on matters within the scope of the responsibilities of the Committee. In addition, the Chairman will preside at meetings of the Independent Trustees, and participate in formulating agendas for meetings of the Board. Each member of the Committee shall serve until a successor is appointed.
AUTHORITY
The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this charter, including the authority to consult with counsel and/or to retain, at the Trusts’ expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities. The role of the Chairman of the Committee shall include consulting with management with respect to matters to be considered at meetings of the Trusts’ Boards and committees.

1
Charter initially adopted by The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust on August 31, 2005 and by Schwab Strategic Trust on October 12, 2009.

The Board has delegated authority to the Committee to perform the activities set forth herein. Unless otherwise required by law, any decisions of the Committee shall be deemed to be recommendations to the Board and shall not be binding upon the Board or the Trusts. While the Committee has the responsibilities and powers set forth in this charter, this charter shall not be read to impose on the Committee or any member thereof any duty to take any action or supervise any activity of any Trust not otherwise specifically imposed by applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally.
MEETINGS
The Committee shall meet at such times and with such frequency as is deemed necessary or appropriate by the Committee.
RESPONSIBILITIES
The responsibilities of the Committee include, but are not limited to, the following:
Governance-Related Matters
1.
To review the composition and size of the Board to assure that the proper skills and experience are represented on the Board;

2.
To recommend policies regarding retirement and term limits of trustees;

3.
To plan and administer the Board’s self-evaluation process annually;

4.
To oversee the selection of the Trusts’ legal counsel and independent legal counsel to the Independent Trustees, and to review reports from legal counsel regarding potential conflicts of interest;

5.
To review on a periodic basis the allocation of responsibilities and functions to each of the Board’s committees and to recommend any changes in such responsibilities and functions that the Committee deems necessary or appropriate;

6.
To review periodically Independent Trustee compensation and to recommend to the Board any changes the Committee may deem appropriate;

7.
To establish policies and guidelines (if any) for the training of the trustees.

8.
To review on a periodic basis the Trusts’ insurance programs and to recommend to the Board any changes it may deem appropriate;

Board Candidates and Nominees
9.
To evaluate and nominate candidates to serve as trustees;

10.
To set any appropriate standards or qualifications for service as a trustee;

11.
To establish procedures for the consideration and evaluation of candidates to serve as trustees;

Miscellaneous
12.
To review this charter periodically and recommend any changes to the Board;

13.
To consider such other matters pertinent to the Committee’s purposes as the Committee deems necessary or appropriate; and

14.
To report its activities to the Board on a periodic basis and to make such determinations or recommendations with respect to the foregoing matters as the Committee may deem appropriate.

APPENDIX C
The Charles Schwab Family of Funds
Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab California Municipal Money Fund Investor Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	2,148,837,197.537 Record	99.77%
Schwab California Municipal Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	761,138,830.145 Record	99.84%
	Sue J. Gross TTEE c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	71,142,543.360 Record	9.33% (1)
Schwab Municipal Money Fund Investor Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	1,523,246,064.213 Record	99.51%
Schwab Municipal Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	6,400,598,454.852 Record	99.89%
Schwab New York Municipal Money Fund Investor Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	443,331,219.670 Record	99.93%
Schwab New York Municipal Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	116,474,286.633 Record	99.68%
	Larry J. Schwimmer c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	14,890,000.000 Record	12.74%(1)

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	Antonio M. Sacconaghi Jr. TTEE c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	8,000,041.610 Record	6.85%(1)
	Gabrielle Sacconaghi Bacon c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	7,003,726.240 Record	5.99%(1)
	Thomas Frank Herceg c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	6,056,788.030 Record	5.18%(1)
Schwab AMT Tax-Free Money Fund Investor Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	628,588,209.985 Record	99.42%
Schwab AMT Tax-Free Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	150,454,034.437 Record	97.76%
	James Benjamin Hawkes TTEE c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	11,502,513.420 Record	7.47%(1)
	David W. Stadinski c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	10,670,887.560 Record	6.93%(1)
Schwab Variable Share Price Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	2,343,621,354.379 Record	98.49%
	Gene Hass Foundation c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	119,664,856.539 Record	5.03%(1)

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Value Advantage Money Fund Investor Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	40,658,375,675.653 Record	99.10%
Schwab Value Advantage Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	30,938,848,662.855 Record	99.53%
Schwab Government Money Fund Investor Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	6,353,533,127.730 Record	96.88%
Schwab Government Money Fund Sweep Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	24,268,123,600.320 Record	100%
Schwab Government Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	4,776,233,404.971 Record	99.25%
	Schwab Charitable Fund 211 Main Street San Francisco, CA 94105	2,068,603,478.790 Record	42.99%(1)
Schwab U.S. Treasury Money Fund Investor Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	7,511,881,622.524 Record	97.89%
Schwab U.S. Treasury Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	3,908,551,238.317 Record	96.82%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Retirement Government Money Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	586,384,012.452 Record	36.57%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	578,171,465.745 Record	36.06%(1)
	Kansas Postsecondary Education Savings Program Attn: SSB&T Custodian Fund 693 4500 Main Street Kansas City, MO 64111-7709	221,609,338.623 Record	13.82%
	Kansas Postsecondary Education Savings Program Attn: SSB&T Custodian Fund 698 4500 Main Street Kansas City, MO 64111-7709	83,865,798.913 Record	5.23%
Schwab Treasury Obligations Money Fund Investor Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	5,344,969,224.234 Record	98.05%
Schwab Treasury Obligations Money Fund Ultra Shares	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	2,367,432,710.045 Record	98.23%
	Choctaw Nation of Oklahoma c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	300,000,000.000 Record	12.45%(1)
	Craig Newmark Foundation c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	155,064,058.240 Record	6.43%(1)

Schwab Investments
Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab California Tax-Free Bond Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	36,871,348.910 Record	94.16%
Schwab Tax-Free Bond Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	59,411,535.330 Record	96.30%
Schwab Short-Term Bond Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	202,023,939.434 Record	95.34%
Schwab U.S. Aggregate Bond Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	509,029,142.882 Record	97.27%
	Schwab Charitable Fund 211 Main Street San Francisco, CA 94105	41,261,185.511 Record	7.88%(1)
	Schwab Balanced Fund 211 Main Street San Francisco, CA 94105	28,875,620.182 Record	5.52%(1)
Schwab Treasury Inflation Protected Securities Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	180,670,647.444 Record	74.95%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	31,392,842.963 Record	13.02%(1)
	Schwab Charitable Fund 211 Main Street San Francisco, CA 94105	18,170,254.898 Record	7.54%(1)

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	MAC & Co. FBO State of Indiana Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	12,660,000.516 Record	5.25%
Schwab Opportunistic Municipal Bond Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	3,430,330.771 Record	53.22%
	SEI Private Trust Company c/o Truist ID 866 One Freedom Valley Drive Oaks, PA 19456-9989	1,403,458.605 Record	21.77%
	SEI Private Trust Company c/o Truist ID 866 One Freedom Valley Drive Oaks, PA 19456-9989	504,051.222 Record	7.82%
Schwab Global Real Estate Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	46,033,207.151 Record	97.09%
	Schwab Target 2040 Fund 211 Main Street San Francisco, CA 94105	8,330,493.251 Record	17.57%(1)
	Schwab Target 2030 Fund 211 Main Street San Francisco, CA 94105	6,237,182.975 Record	13.15%(1)
	Schwab Target 2035 Fund 211 Main Street San Francisco, CA 94105	3,782,136.217 Record	7.98%(1)
	Schwab Target 2025 Fund 211 Main Street San Francisco, CA 94105	2,844,242.840 Record	6.00%(1)
Schwab 1000 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	131,678,937.704 Record	93.57%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	14,276,767.822 Record	10.15%(1)

Schwab Capital Trust
Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab International Core Equity Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	61,088,090.830 Record	95.23%
	Schwab Target 2040 Fund 211 Main Street San Francisco, CA 94105	9,414,638.204 Record	14.68%(1)
	Schwab Target 2030 Fund 211 Main Street San Francisco, CA 94105	7,048,383.424 Record	10.99%(1)
	Schwab Target 2035 Fund 211 Main Street San Francisco, CA 94105	4,365,391.217 Record	6.80%(1)
Schwab Core Equity Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	65,296,099.049 Record	93.96%
	Schwab Balanced Fund 211 Main Street San Francisco, CA 94105	9,365,669.628 Record	13.48%(1)
Schwab Health Care Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	28,619,674.844 Record	88.49%
Schwab Small-Cap Equity Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	30,085,182.354 Record	97.37%
	Schwab Balanced Fund 211 Main Street San Francisco, CA 94105	3,329,544.784 Record	10.78%(1)
	Schwab Target 2040 Fund 211 Main Street San Francisco, CA 94105	2,556,349.659 Record	8.27%(1)
	Schwab Target 2030 Fund 211 Main Street San Francisco, CA 94105	1,719,504.803 Record	5.57%(1)

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Dividend Equity Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	39,441,672.175 Record	93.04%
Schwab Large-Cap Growth Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	10,034,579.754 Record	93.27%
Schwab MarketTrack Balanced Portfolio	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	30,431,377.147 Record	96.24%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	1,746,585.254 Record	5.52%(1)
Schwab MarketTrack Conservative Portfolio	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	17,732,334.718 Record	96.87%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	1,606,992.547 Record	8.78%(1)
Schwab MarketTrack Growth Portfolio	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	34,768,856.055 Record	95.30%
Schwab MarketTrack All Equity Portfolio	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	34,670,551.962 Record	93.38%
Schwab Balanced Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	41,309,558.973 Record	93.39%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Target 2010 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	3,971,784.040 Record	95.85%
Schwab Target 2015 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	5,558,489.919 Record	90.85%
	Roger P. Vincent MD c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 211 Main Street San Francisco, CA 94105-1905	379,924.785 Record	6.21%(1)
	Great-West Trust Company LLC TTEE The Childrens Hospital Association 403B c/o Fascore LLC 8515 E Orchard Road 2T2 Greenwood Village, CO 80111-5002	338,695.053 Record	5.54%
Schwab Target 2020 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	30,972,771.728 Record	91.71%
Schwab Target 2025 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	36,799,728.639 Record	92.21%
Schwab Target 2030 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	60,500,835.291 Record	92.71%
Schwab Target 2035 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	31,074,657.977 Record	91.06%
Schwab Target 2040 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	59,415,386.336 Record	92.63%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Target 2045 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	11,812,619.809 Record	78.75%
	Great-West Trust Company LLC TTEE The Childrens Hospital Association 403B c/o Fascore LLC 8515 E Orchard Road 2T2 Greenwood Village, CO 80111-5002	2,495,195.933 Record	16.64%
Schwab Target 2050 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	11,378,556.904 Record	78.55%
	Great-West Trust Company LLC TTEE The Childrens Hospital Association 403B c/o Fascore LLC 8515 E Orchard Road 2T2 Greenwood Village, CO 80111-5002	2,612,707.130 Record	18.04%
Schwab Target 2055 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	6,766,330.990 Record	72.86%
	Great-West Trust Company LLC TTEE The Childrens Hospital Association 403B c/o Fascore LLC 8515 E Orchard Road 2T2 Greenwood Village, CO 80111-5002	2,183,335.747 Record	23.51%
Schwab Target 2060 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	2,626,730.138 Record	91.85%
Schwab Target 2065 Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	510,155.319 Record	91.22%
	TD Ameritrade Clearing, Inc.(2) For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	49,083.404 Record	8.78%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	28,795.839 Record	5.15%(1)
Schwab Target 2010 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	3,567,818.075 Record	79.53%
	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	561,181.448 Record	12.51%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	456,264.322 Record	10.17%(1)
Schwab Target 2015 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	4,106,553.559 Record	68.08%
	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	1,378,554.598 Record	22.86%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	793,986.684 Record	13.16%(1)
Schwab Target 2020 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	18,184,282.300 Record	82.01%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	2,536,682.129 Record	11.44%(1)

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	Charles Schwab Trust Bank Omnibus Account Non-Enhanced Revenue SDE HSA 2360 Corporate Circle Suite 400 Henderson, NV 89074-4505	2,351,114.314 Record	10.60%(1)
	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	2,051,999.622 Record	9.25%
Schwab Target 2025 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	30,443,943.754 Record	81.83%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	5,339,767.045 Record	14.35%(1)
	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	2,668,294.542 Record	7.17%
Schwab Target 2030 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	44,609,038.729 Record	82.72%
	Charles Schwab Trust Bank Omnibus Account Non-Enhanced Revenue SDE HSA 2360 Corporate Circle Suite 400 Henderson, NV 89074-4505	8,298,637.350 Record	15.39%(1)
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	7,057,789.660 Record	13.09%(1)
	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	3,588,637.865 Record	6.65%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Target 2035 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	25,227,977.921 Record	79.54%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	5,896,456.532 Record	18.59%(1)
	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	2,523,440.444 Record	7.96%
Schwab Target 2040 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	33,003,145.939 Record	84.07%
	Charles Schwab Trust Bank Omnibus Account Non-Enhanced Revenue SDE HSA 2360 Corporate Circle Suite 400 Henderson, NV 89074-4505	7,507,377.450 Record	19.12%(1)
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	4,991,923.776 Record	12.72%(1)
	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	1,996,951.359 Record	5.09%
Schwab Target 2045 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	18,148,643.436 Record	81.87%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	3,810,225.513 Record	17.19%(1)

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	1,217,222.482 Record	5.49%
Schwab Target 2050 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	22,839,828.935 Record	85.07%
	Charles Schwab Trust Bank Omnibus Account Non-Enhanced Revenue SDE HSA 2360 Corporate Circle Suite 400 Henderson, NV 89074-4505	4,560,640.929 Record	16.99%(1)
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	3,139,355.655 Record	11.69%(1)
Schwab Target 2055 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	14,071,548.663 Record	85.36%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	2,305,105.205 Record	13.98%(1)
Schwab Target 2060 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	17,785,857.836 Record	88.05%
	Charles Schwab Trust Bank Omnibus Account Non-Enhanced Revenue SDE HSA 2360 Corporate Circle Suite 400 Henderson, NV 89074-4505	3,576,474.037 Record	17.70%(1)
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	1,096,230.985 Record	5.43%(1)

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Target 2065 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	2,452,701.146 Record	94.61%
Schwab Monthly Income Fund – Moderate Payout	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	4,060,436.643 Record	93.17%
Schwab Monthly Income Fund – Enhanced Payout	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	7,642,407.447 Record	97.62%
Schwab Monthly Income Fund – Maximum Payout	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	9,610,544.340 Record	96.62%
Schwab International Opportunities Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	45,922,931.931 Record	75.49%
	Schwab Target 2040 Fund 211 Main Street San Francisco, CA 94105	7,035,280.747 Record	11.56%(1)
	Schwab Target 2030 Fund 211 Main Street San Francisco, CA 94105	5,346,067.037 Record	8.79%(1)
	National Financial Services LLC For Exclusive Benefit of Customers Attn Mutual Funds Dept 5th FL 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	4,919,452.409 Record	8.09%
	Schwab Balanced Fund 211 Main Street San Francisco, CA 94105	3,455,289.434 Record	5.68%(1)
	Schwab Target 2035 Fund 211 Main Street San Francisco, CA 94105	3,192,328.074 Record	5.25%(1)

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab S&P 500 Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	842,110,914.760 Record	84.74%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	117,380,507.394 Record	11.81%(1)
Schwab Small-Cap Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	151,167,588.445 Record	81.81%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	18,260,307.138 Record	9.88%(1)
	Schwab Charitable Fund 211 Main Street San Francisco, CA 94105	11,375,596.509 Record	6.16%(1)
Schwab Total Stock Market Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	208,255,335.276 Record	88.75%
	Schwab Charitable Fund 211 Main Street San Francisco, CA 94105	29,585,134.670 Record	12.61%(1)
Schwab International Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	324,544,339.553 Record	83.80%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	59,280,409.805 Record	15.31%(1)
	Schwab Charitable Fund 211 Main Street San Francisco, CA 94105	21,175,719.736 Record	5.47%(1)
Schwab U.S. Large-Cap Value Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	9,566,903.289 Record	81.01%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	MSCS Financial Attn: Mutual Funds c/o ID 337 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,308,764.020 Record	11.08%
Schwab U.S. Large-Cap Growth Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	10,357,333.901 Record	94.68%
Schwab U.S. Mid-Cap Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	15,061,291.386 Record	95.73%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	2,501,648.901 Record	15.90%(1)
Schwab Fundamental US Large Company Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	218,805,500.379 Record	69.53%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	27,833,960.790 Record	8.85%(1)
Schwab Fundamental US Small Company Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	97,030,307.954 Record	88.70%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	30,271,892.372 Record	27.67%(1)
Schwab Fundamental International Large Company Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	98,904,483.648 Record	67.21%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	14,858,024.653 Record	10.10%(1)
Schwab Fundamental Emerging Markets Large Company Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	54,061,783.629 Record	76.80%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	4,733,122.118 Record	6.72%(1)
	Schwab MarketTrack All Equity Portfolio 211 Main Street San Francisco, CA 94105	4,155,905.143 Record	5.90%(1)
Schwab Fundamental International Small Company Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	41,849,455.486 Record	87.21%
	Charles Schwab Trust Bank Enhanced Revenue SDE 211 Main Street San Francisco, CA 94105	4,662,880.384 Record	9.72%(1)
	Schwab MarketTrack All Equity Portfolio 211 Main Street San Francisco, CA 94105	3,057,017.662 Record	6.37%(1)
Schwab Fundamental Global Real Estate Index Fund	Charles Schwab & Co., Inc FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	10,525,767.122 Record	90.00%

Schwab Strategic Trust
Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Emerging Markets Equity ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	236,799,580 Record	74.23%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	19,062,344 Record	5.98%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	16,693,914 Record	5.23%
Schwab Fundamental Emerging Markets Large Company Index ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	126,238,643 Record	78.90%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	12,143,698 Record	7.59%
Schwab Fundamental International Large Company Index ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	172,009,812 Record	75.15%
Schwab Fundamental International Small Company Index ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	67,088,438 Record	89.21%
Schwab Fundamental U.S. Broad Market Index ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5,355,735 Record	70.94%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	649,400 Record	8.60%
	American Enterprise Investment Services Inc. 5414 Ameriprise Financial Center Minneapolis, MN 55474	418,959 Record	5.55%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab Fundamental U.S. Large Company Index ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	127,921,410 Record	73.62%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	22,592,619 Record	13.00%
Schwab Fundamental U.S. Small Company Index ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	85,926,909 Record	93.40%
Schwab Intermediate-Term U.S. Treasury ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	37,304,242 Record	53.56%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	5,469,026 Record	7.85%
	RBC Capital Markets, LLC 200 Vesey Street 5th Floor Three World Financial Center New York, NY 10281	5,448,751 Record	7.82%
Schwab International Equity ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	383,877,490 Record	49.78%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	152,042,197 Record	19.72%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	61,094,955 Record	7.92%
	RBC Capital Markets, LLC 200 Vesey Street 5th Floor Three World Financial Center New York, NY 10281	46,142,129 Record	5.98%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab International Small-Cap Equity ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	66,035,699 Record	68.72%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	9,814,511 Record	10.21%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	5,810,021 Record	6.05%
Schwab Short-Term U.S. Treasury ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	53,394,789 Record	32.22%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S 200 N College Street Charlotte, NC 28255	28,676,997 Record	17.31%
	J.P. Morgan Chase Bank N.A. 1111 Polaris Pkwy Columbus, OH 43240	16,616,315 Record	10.03%
	American Enterprise Investment Services Inc. 5414 Ameriprise Financial Center Minneapolis, MN 55474	14,895,292 Record	8.99%
Schwab U.S. Aggregate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	106,853,569 Record	65.84%
	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005-1101	19,050,173 Record	11.74%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	8,462,533 Record	5.21%
Schwab U.S. Broad Market ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	151,292,480 Record	70.66%
	RBC Capital Markets, LLC 200 Vesey Street 5th Floor Three World Financial Center New York, NY 10281	15,019,193 Record	7.02%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
Schwab U.S. Dividend Equity ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	207,380,394 Record	46.50%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	49,365,605 Record	11.07%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	26,985,158 Record	6.05%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	22,977,200 Record	5.15%
Schwab U.S. Large-Cap ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	229,183,212 Record	72.80%
	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005-1101	17,782,710 Record	5.65%
Schwab U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	75,175,884 Record	68.87%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	11,899,358 Record	10.90%
Schwab U.S. Large-Cap Value ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	99,565,104 Record	68.45%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	14,668,279 Record	10.08%
Schwab U.S. Mid-Cap ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	91,112,999 Record	69.66%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	8,646,953 Record	6.61%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	8,410,659 Record	6.43%
Schwab U.S. REIT ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	75,244,916 Record	52.58%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	19,538,064 Record	13.65%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	9,478,462 Record	6.62%
	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005-1101	7,948,641 Record	5.55%
	U.S. Bank N.A. 800 Nicollet Mall Minneapolis, MN 55402	7,420,949 Record	5.19%
Schwab U.S. Small-Cap ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	126,061,090 Record	73.74%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S 200 N College Street Charlotte, NC 28255	8,893,652 Record	5.20%
Schwab U.S. TIPS ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	168,220,071 Record	50.01%
	Brown Brothers Harriman & Co./ETF 50 Post Office Sq. Boston, MA 02110	27,706,348 Record	8.24%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	18,689,150 Record	5.56%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	18,050,649 Record	5.37%
Schwab 1000 Index ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	47,343,015 Record	90.18%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	2,976,821 Record	5.67%
Schwab International Dividend Equity ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6,957,104 Record	63.25%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	1,107,107 Record	10.06%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	757,884 Record	6.89%
Schwab Ariel ESG ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	245,958 Record	57.87%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	88,829 Record	20.90%
	The Northern Trust Company 50 S La Salle Street Chicago, IL 60603	64,000 Record	15.06%
Schwab 1-5 Year Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5,776,415 Record	67.56%

Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Class
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	1,376,661 Record	16.10%
	National Financial Services LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	498,569 Record	5.83%
Schwab 5-10 Year Corporate Bond ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6,844,580 Record	90.66%
Schwab Long-Term U.S. Treasury ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	1,110,183 Record	67.28%
	J.P. Morgan Securities LLC/JPMC 500 Stanton Christiana Road Newark, DE 19713	171,355 Record	10.39%
	TD Ameritrade Clearing, Inc.(2) 1005 N Ameritrade Place Bellevue, NE 68005	103,312 Record	6.26%

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

(2)
TD Ameritrade Clearing, Inc. is an affiliate of Charles Schwab Investment Management, Inc.

Schwab Funds

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. D72201-TBD ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. CHARLES SCHWAB & CO., INC. 9800 SCHWAB WAY LONE TREE, CO 80124 The Board of Trustees recommends that you vote FOR each of the nominees listed below: 01) Walter W. Bettinger II 02) Richard A. Wurster 03) Robert W. Burns 04) Nancy F. Heller 05) David L. Mahoney 06) Jane P . Moncreiff 07) Kiran M. Patel 08) Kimberly S. Patmore 09) J. Der ek Penn 10) Michael J. Beer 1. T o elect trustees for the Trust Nominees: SCAN TO VIEW MATERIALS & VOTE w To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. 4) T o attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/schwab/broadridgevsm/. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. FUND NAME WILL PRINT HERE

D72202-TBD Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 1, 2022 The proxy materials for this meeting are available at www.proxyvote.com The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Strategic Trust PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 1, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS The undersigned hereby appoint(s) Michelle Bowman, Robin Nesbitt, Catherine MacGregor and Alexandra Riedel, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is/are entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of each such Fund to be held virtually on June 1, 2022 at 9:00 a.m., Pacific Time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Special Meeting in person. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/schwab/broadridgevsm/. The undersigned acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Special Meeting. This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment. Continued and to be signed on the reverse side